THE CHARLES SCHWAB FAMILY OF FUNDS

Schwab Investor Money Fund®

Schwab Retirement Advantage Money Fund®

Supplement dated February 24, 2020 to each fund’s currently effective Summary Prospectus,

Statutory Prospectus and Statement of Additional Information (SAI)

This supplement provides new and additional information beyond that contained in the Summary Prospectuses, Statutory Prospectus and SAI and should be read in conjunction with the Summary Prospectuses, Statutory Prospectus and SAI.

Effective on February 24, 2020, the Schwab Investor Money Fund and Schwab Retirement Advantage Money Fund (each, a Target Fund and collectively, the Target Funds) reorganized into Schwab Value Advantage Money Fund (the Surviving Fund). As part of this reorganization, each Target Fund transferred its respective assets and liabilities to the Surviving Fund in exchange for Investor Shares of the Surviving Fund, and subsequently distributed those shares to shareholders of each of the Target Funds.

All references to the Schwab Investor Money Fund and Schwab Retirement Advantage Money Fund in the Summary Prospectuses, Statutory Prospectus and SAI are hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG110349-00 (02/20)

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